UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2017

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

One North Shore Center, 12 Federal Street Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(800) 555-5455

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On October 19, 2017, F.N.B. Corporation (the “Corporation”) issued a press release reporting the Corporation’s unaudited financial results for the 3rd quarter ended September 30, 2017, and held a live audio webcast to discuss such results. In connection with the webcast, the Corporation also made available an investor presentation regarding the Corporation’s unaudited financial results for the 3rd quarter ended September 30, 2017. Copies of the investor presentation and conference call transcript are included as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The information in this Current Report on Form 8-K, including the accompanying exhibits, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, except as may expressly be set forth in any such filing by specific reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Investor presentation, dated October 19, 2017

99.2	Transcript of conference call held on October 19, 2017

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the accompanying exhibits, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including the Corporation’s expectations relative to business and financial metrics, post-Yadkin merger integration and conversion activities, outlook regarding revenues, expenses, earnings, liquidity, asset quality and statements regarding the impact of technology enhancements and customer and business process improvements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. The Corporation assumes no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Such forward-looking statements may be expressed in a variety of ways, including the use of future and present tense language expressing expectations or predictions of future financial or business performance or conditions based on current performance and trends. Forward-looking statements are typically identified by words such as “believe,” “plan,”

“expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will,” “should,” “project,” goal,” and other similar words and expressions. These forward-looking statements involve certain risks and uncertainties. In addition to factors previously disclosed in the Corporation’s reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; potential difficulties encountered in expanding into a new and remote geographic market; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business and technology initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with the Yadkin merger, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System and legislative and regulatory actions and reforms.

Actual results may differ materially from those expressed or implied as a result of these risks and uncertainties, including but not limited to, the risk factors and other uncertainties described in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016, our subsequent quarterly 2017 Form 10-Q’s (including the risk factors and risk management discussions) and the Corporation’s other subsequent filings with the SEC, which are available on the Corporation’s corporate website at https://www.fnb-online.com/about-us/investor-relations-shareholder-services. The Corporation’s web address is included as an inactive textual reference only. Information on the Corporation’s website is not part of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/ James G. Orie
James G. Orie,
Chief Legal Officer

Date: October 23, 2017